UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 16, 2019

Date of Report (Date of earliest event reported)

FUNKO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38274	35-2593276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2802 Wetmore Avenue

Everett, Washington 98201

(Address of Principal Executive Offices) (Zip Code)

(425) 783-3616

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	FNKO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01	Other Events.

On September 16, 2019, Funko, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Funko Acquisition Holdings, L.L.C. (“FAH, LLC”), J.P. Morgan Securities LLC (the “Underwriter”) and the selling stockholders listed on Schedule I thereto (the “Selling Stockholders”), pursuant to which the Selling Stockholders agreed to sell 4,000,000 shares of Class A common stock of the Company (the “Shares”) to the Underwriter (the “Offering”) at a price of $25.42 per share. The Shares include (i) shares of Class A common stock that were issued and outstanding prior to the date of the Registration Statement (as defined below) (the “Former Equity Owner Shares”), and (ii) shares of Class A common stock issuable to certain Selling Stockholders upon the exchange by such Selling Stockholders of an equivalent number of common units of FAH, LLC and the cancellation of such Selling Stockholders’ shares of the Company’s Class B common stock on a one-for-one basis with the number of common units so exchanged (the “Continuing Equity Owner Shares”). The Offering is expected to close on September 19, 2019, subject to customary closing conditions. The Company did not sell any shares in the Offering and will not receive any proceeds from the Offering.

The Offering was made pursuant to a previously filed Registration Statement on Form S-3 (File No. 333-230964) (as amended, the “Registration Statement”), which was declared effective by the U.S. Securities and Exchange Commission on September 16, 2019. The Offering is being made only by means of a prospectus supplement and the accompanying prospectus.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Shares by the Selling Stockholders to the Underwriter, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The above description is qualified in its entirety by reference to such exhibit.

Latham & Watkins LLP, counsel to the Company, has issued an opinion to the Company, dated September 18, 2019, regarding the validity of the Continuing Equity Owner Shares. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K. Latham & Watkins LLP previously issued a separate opinion to the Company, dated April 19, 2019, regarding the validity of the Former Equity Owner Shares, a copy of which is filed as Exhibit 5.1 to the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of September 16, 2019, by and among the Company, FAH, LLC, the Underwriter and the Selling Stockholders.

5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 above)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2019	FUNKO, INC.

	By:	/s/ Tracy D. Daw
Tracy D. Daw
Sr. Vice President, General Counsel and Secretary